                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 1998
                                                          --------------

                             Chart Industries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                         1-11442                    34-1712937
---------------                    -----------              ----------------
(State or other                    (Commission              (I.R.S. Employer
jurisdiction of                    File Number)            Identification No.)
incorporation)


         5885 Landerbrook Drive, Suite 150, Mayfield Heights, Ohio 44124
-------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)

-------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


Registrant's telephone number, including area code:        (440) 753-1490
                                                     -------------------------

Item 5.    Other Events.
           -------------

           Chart Industries, Inc. (the "Company") issued a News Release on March 30, 1998, a copy of which is filed as Exhibit 99.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

    (c)    Exhibits.

           99       News Release dated March 30, 1998, from the Company.

                                    SIGNATURE
                                    ---------



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHART INDUSTRIES, INC.



Date:  March 31, 1998                       By:    /s/ Thomas F. McKee
                                                  --------------------
                                                  Thomas F. McKee
                                                  Secretary

                                  EXHIBIT INDEX
                                  -------------



                  Exhibit                   Description of Exhibit
                  -------                   ----------------------

                  99                        News Release dated March 30, 1998.

                                      E-1